SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                January 22, 1998
                                ----------------
                                (Date of Report)


                                 ENTROPIN, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as specified in its charter)


           Colorado                    33-23693                  84-1090424
----------------------------         ------------            -------------------
(State or other jurisdiction         (Commission             (IRS Employer
        of incorporation)            File Number)            Identification No.)


                       45926 Oasis Street, Indio, CA 92201
           -----------------------------------------------------------
           (Address of principal executive offices including zip code)


                                 (760) 347-3369
               ---------------------------------------------------
               (Registrant's telephone number including area code)


                           Vanden Capital Group, Inc.
                1775 Sherman Street, Suite 1001, Denver, CO 80203
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events.
---------------------

     On January 22, 1998, the Registrant issued the following press release relating to its acquisition of Entropin, Inc., a California corporation:

                                  NEWS RELEASE

                      VANDEN CAPITAL GROUP, INC. ANNOUNCES
                          ACQUISITION OF ENTROPIN, INC.

FOR IMMEDIATE RELEASE

     Denver, Colorado, January 22, 1998 -- Vanden Capital Group, Inc., a Colorado corporation ("Vanden"), announced today that it had completed an acquisition of Entropin, Inc., a California corporation ("Entropin"), effective January 15, 1998. In connection with the acquisition, Vanden acquired all of the outstanding shares of Entropin in exchange for shares of Vanden, resulting in the shareholders of Entropin acquiring approximately 95% of the outstanding voting shares of Vanden.

     Subsequent to the acquisition, Vanden changed its name to Entropin, Inc. and has become engaged in the pharmaceutical research business and will be commercially developing a patented medicinal preparation known as Esterom(R), which is the current business of Entropin. Esterom(R) is a medicinal preparation formulated for the treatment of impaired range of motion associated with acute lower back sprain and painful shoulder. Entropin has been issued seven patents by the U.S. Patent Office on Esterom(R). Entropin has a current and open Investigational New Drug File with the U.S. Food and Drug Administration and has completed Phase II of the approval process.

     The completion of the acquisition resulted in a change of control of the Board of Directors and officers of Entropin. Higgins D. Bailey, Dewey H. Crim and Donald Hunter have been elected as the Directors of Entropin. Daniel L. Azarnoff, M.D. has been elected as Acting President, Higgins D. Bailey has been elected as Chairman of the Board, Donald Hunter has been elected as ecretary and Dewey H. Crim has been elected as Treasurer. Entropin's principal offices are located at 45926 Oasis Street, Indio, California 92201.

For Further Information Contact:
Higgins D. Bailey, Chairman
Entropin, Inc.
(760) 347-3369
                                       -2-

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: January 22, 1998             ENTROPIN, INC.

                                        /s/ Higgins D. Bailey
                                   By___________________________________________
                                        Higgins D. Bailey
                                        Chairman of the Board of Directors




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